EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interactive Intelligence Group, Inc. (the "Registrant") on Form 10-K for the annual period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald E. Brown, M.D., President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32.1, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Donald E. Brown, M.D.
Donald E. Brown, M.D.
President and Chief Executive Officer
(Principal Executive Officer)
March 15, 2012